Exhibit 3.28

Secretary of State Corporations Division Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	:	972420131
	CONTROL NUMBER	:	9715002
	EFFECTIVE DATE	:	08/22/1997
	REFERENCE	:	0086
	PRINT DATE	:	09/02/1997
	FORM NUMBER	:	611

KING & SPALDING

JODY MECKULCH

191 PEACHTREE STREET

ATLANTA, GA 303031763

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Lewis A. Massey, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

ROCK-TENN COMPANY OF MISSOURI, INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State changing its name to

ROCK-TENN PARTITION COMPANY

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Lewis A. Massey Lewis A. Massey Secretary of State

Certification#: 7839017-1 Page 1 of 7

972420131

$20pd

ARTICLES OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

ROCK-TENN COMPANY OF MISSOURI, INC.

1.

The name of the Corporation is Rock-Tenn Company of Missouri, Inc.

2.

Article 1 of the Articles of Incorporation of the Corporation is hereby amended by deleting the present Article I in its entirety and substituting in lieu thereof the following new Article 1:

“The name of the Corporation is Rock-Tenn Partition Company.”

3.

The foregoing amendment was adopted by the incorporator of the Corporation as of August 19, 1997.

4.

The foregoing amendment was duly adopted by the incorporator without shareholder action in accordance with Section 14-2-1005 of the Georgia Business Corporation Code Shareholder approval was not required.

5.

The Corporation certifies that a notice of intent to file Articles of Amendment to change the name of the Corporation and a publishing fee of $40.00 have been mailed or otherwise delivered to an authorized newspaper, as required by law.

Certification#: 7839017-1 Page 2 of 7

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment this 19 day of August, 1997.

ROCK-TENN COMPANY OF MISSOURI, INC.

/s/ Peter K. Daniel
Peter K. Daniel
Incorporator

Certification#: 7839017-1 Page 3 of 7

Secretary of State Corporations Division Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, George 30334-1530	CONTROL NUMBER	:	9715002
	EFFECTIVE DATE	:	05/02/1997
	COUNTY	:	GWINNETT
	REFERENCE	:	0045
	PRINT DATE	:	05/05/1997
	FORM NUMBER	:	311

PARANET CORPORATION SERVICES, INC.

DONNA HYDE

3761 VENTURE DRIVE, STE 260

DULUTH, GA 30136

CERTIFICATE OF INCORPORATION

I, Lewis A. Massey, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

ROCK-TENN COMPANY OF MISSOURI, INC.

A DOMESTIC PROFIT CORPORATION

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Lewis A. Massey Lewis A. Massey Secretary of State

Certification#: 7839017-1 Page 4 of 7

ARTICLES OF INCORPORATION

OF

ROCK-TENN COMPANY OF MISSOURI, INC.

1

The name of the Corporation is Rock-Tenn Company of Missouri, Inc

2

The Corporation is organized pursuant to the provisions of the Georgia Business Corporation Code

3

The aggregate number of shares which the Corporation shall have authority to issue is one hundred (100), all of which shall be common stock of $ 01 par value per share

4

No shareholder of the Corporation shall have      be entitled to any preemptive right to subscribe for or to purchase any shares or other securities issued by the Corporation

5

The initial Board of Directors of the Corporation shall consist of three (3) members, whose names and addresses are as follows

Bradley Currey, Jr

Rock-Tenn Company

504 Thrasher Street

Norcross, Georgia 30071

Jay Shuster

Rock-Tenn Company

504 Thrasher Street

Norcross, Georgia 30071

David C Nicholson

Rock-Tenn Company

504 Thrasher Street

Norcross, Georgia 30071

Certification#: 7839017-1 Page 5 of 7

6

The street address and county of the Corporation’s initial registered office is 3761 Venture Drive. Suite 260, Duluth, Georgia 30136, Gwinnett County. The initial registered agent of the Corporation at that office is Paranet Corporation Services, Inc

7

The name and address of the incorporator are Peter K. Daniel, King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303

8

The mailing address of the initial principal office of the Corporation is 504 Thrasher Street, Norcross, Georgia 30071

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation

/s/ Peter K. Daniel
Peter K. Daniel
Incorporator

Certification#: 7839017-1 Page 6 of 7

BUSINESS INFORMATION AND SERVICES

Suite 315, West Tower

2 Martin Luther King Jr. Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Secretary of State TRANSMITTAL INFORMATION FOR GEORGIA J K. JACKSON

State of Georgia PROFIT OR NONPROFIT CORPORATIONS Director

DO NOT WRITE IN SHADED AREA - SOS USE ONLY

DOCKET # 971250005 PENDING CONTROL # P180220 CONTROL # 9715002

Docket Code 311 Corporation Type DP

Date Filed 5-2-97 160.00 10076

Jurisdiction (County) Code 067

Examiner 45

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

INSTRUCTIONS ARE ON THE BACK OF THIS FORM

1 Corporate Name Reservation Number

Rock-Tenn Company of Missouri, Inc.

Corporate Name (exactly as appears on name reservation)

2 Peter K. Daniel

Applicant/Attorney

191 Peachtree Street, Suite 4600

Address

Telephone Number

Atlanta

Georgia

30303

City

State

Zip Code

3 NOTICE: THIS FORM DOES NOT REPLACE THE ARTICLES OF INCORPORATION MAIL OR DELIVER DOCUMENTS AND THE SECRETARY OF STATE FILING FEE TO THE ABOVE ADDRESS DOCUMENTS SHOULD BE SUBMITTED IN THE FOLLOWING ORDER. (A COVER LETTER IS NOT REQUIRED.)

1 FORM 227 - TRANSMITTAL FROM (ATTACH SECRETARY OF STATE FILING FEE OF $60.00 TO THIS FORM)

2 ORIGINAL ARTICLES OF INCORPORATION

3 ONE COPY OF ARTICLES OF INCORPORATION

I understand that the information on this form will be entered in the Secretary of State business registration database. I certify that a Notice of Incorporation or a Notice of Intent to incorporate with a publishing fee of $40.00 has been or will be mailed or delivered to the authorized newspaper as required by law.

Peter K. Daniel

May 2, 1999

Authorized Signature Date

Certification#: 7839017-1 Page 7 of 7